UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 22, 2021
Date of Report (date of earliest event reported)
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Asensus Surgical, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	0-19437 (Commission File Number)	11-2962080 (I.R.S. Employer Identification Number)

1 TW Alexander Drive, Suite 160
Durham, NC 27703
(Address of principal executive offices)

919-765-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	ASXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2021, the Board of Directors (the “Board”) of Asensus Surgical, Inc. (the “Company”) increased the size of the Board from seven members to nine members and appointed Kevin Hobert and Elizabeth Kwo, MD to the Board, effective immediately, to fill such vacancies. Mr. Hobert and Dr. Kwo were elected to one-year terms until the 2022 annual meeting of stockholders and their successors are elected and qualified. The Board had been working diligently through a lengthy and thorough search process to identify new members for the Board and completed these efforts after the proxy statement for the 2021 annual meeting of stockholders was complete.

Kevin Hobert currently serves as the principal of Beaver Lake Advisors LLC, a consulting firm formed in September 2018 to provide industry and transaction advisory services to private equity funds. From May 2007 to August 2018, Mr. Hobert served as the chief executive officer of Carestream Health, Inc., a worldwide provider of medical imaging systems, X-ray imaging systems for non-destructive testing and precision contract coating services for a wide range of industrial, medical, electronic and other applications. Prior to May 2007, Mr. Hobert served in a variety of management positions for Kodak Health Group, a division of Eastman Kodak Company, and GE Medical Systems, Inc. (now GE Healthcare, Inc.). Mr. Hobert earned a BS, Physics from the University of Wisconsin-Milwaukee. The Board has determined that Mr. Hobert’s operational experience in the medical device industry, as well as his experience in restructuring businesses, integrating acquisitions and advising private equity funds on industry and transactional matters will be helpful to the Company and its Board.

Elizabeth Kwo, MD specializes in healthcare technology product development and medical management. She currently serves as the Deputy Chief Clinical Officer at Anthem, Inc., a position she has held since December 2020. In that role, she is responsible for modernizing care management with predictive analytics and integrating technology and clinical data to create an improved automated patient and provider experience that drives down total medical costs and increases access to care. Dr. Kwo served as Staff Vice President, Clinical Analytics and Products for Anthem, Inc. from June 2020 to November 2020 and as Medical Director from November 2019 to May 2020. Prior to Anthem, Dr. Kwo cofounded and served as the chief executive officer of the telemedicine company InfiniteMD from 2015 to 2019. She previously worked in management roles at Medtronic, Inc., American Well Corporation, and founded multiple venture-backed companies in healthcare while continuing her academic appointment at Harvard Medical School as a Faculty Lecturer, a position she continues to hold. Dr. Kwo earned a BA in Human Biology from Stanford University, a MD from Harvard Medical School, an MBA from Harvard Business School, and an MPH from Harvard T.H. Chan School of Public Health. She completed her residency in Preventive Care at Harvard Preventive Care and is Board Certified in Preventive Care and Occupational Medicine. She currently serves on the board of directors of Flexion Therapeutics, Inc., a biopharmaceutical company. From 2004 to 2005, she served as a Fulbright Fellow in Taiwan. The Board has determined that Dr. Kwo’s medical background, extensive experience with building and operating healthcare companies, and her current role with Anthem, Inc., particularly her focus on predictive analytics and integration of clinical data, will help her provide valuable insight for the Company and its Board.

The Board has determined that Mr. Hobert and Dr. Kwo are each independent in accordance with the Company’s corporate governance guidelines and applicable requirements of the NYSE American exchange and the Securities and Exchange Commission (the “SEC”). Neither Mr. Hobert nor Dr. Kwo has been a party to any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K. There are no arrangements or understandings between either Mr. Hobert or Dr. Kwo and any other person pursuant to which he or she was selected as a director.

Each of Mr. Hobert and Dr. Kwo will be compensated under the current compensation program for non-employee members of the Board as last approved by the Board effective July 1, 2021. Such compensation includes an annual cash retainer of $50,000, which can be received in equity at the election of the director, additional cash compensation for service on Board committees, and an initial equity grant of stock options or restricted stock units with a value of $150,000, vesting one‑third of the award on each of the first three anniversaries of the date of grant.

At the recommendation of the Corporate Governance and Nominating Committee, the Board took action to appoint Mr. Hobert to the Audit Committee of the Board and Dr. Kwo to the Compensation Committee. Based on his (i) understanding of generally accepted accounting principles and financial statements; (ii) ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves under U.S. GAAP; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) understanding of internal controls and procedures for financial reporting; and (v) understanding of audit committee functions, the Board has determined that Mr. Hobert is financially literate and qualified to serve on the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASENSUS SURGICAL, INC.

Date: July 26, 2021	/s/ Shameze Rampertab
Shameze Rampertab Executive Vice President and Chief Financial Officer

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